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                                                                      Exhibit 15


                                 POWER OF ATTORNEY

     The undersigned, acting in the capacity or capacities stated opposite their respective names below, hereby constitute and appoint ROSS D. FRIEND and ELIZABETH E. ARTHUR, and each of them, singularly, attorneys-in-fact of the undersigned with full power to each of them to sign for and in the name of the undersigned in the capacities indicated below (a) Post-Effective Amendment No. 2 to the Registration Statement under the Securities Act of 1933, as amended (the "1933 Act"), and Amendment No. 3 to the Registration Statement under the Investment Company Act of 1940, as amended (the "1940 Act"), on Form N-4 (1933 Act File No. 333-10489 and 1940 Act File No. 811-7781) of Separate Account VA-1 of The American Franklin Life Insurance Company and of The American Franklin Life Insurance Company, as depositor, and (b) any and all amendments (including any further Amendments and Post-Effective Amendments) thereto, and to give any certification which may be required in connection therewith pursuant to Rule 485 under the 1933 Act.



         Signature                        Title                     Date
         ---------                        -----                     ----


 /s/ Earl W. Baucom
 -------------------------
       Earl W. Baucom        Senior Vice President, Chief      January 13, 1998
                             Financial Officer, Treasurer
                             (principal financial officer
                             and principal accounting
                             officer) and Director


 /s/ Robert M. Beuerlein
 -------------------------
    Robert M. Beuerlein      Director                          January 14, 1998


 /s/ Brady W. Creel
 -------------------------
       Brady W. Creel        Director                          January 14, 1998


 -------------------------
    James S. D'Agostino      Director                            ________, 1998


 /s/ Ross D. Friend
 -------------------------
       Ross D. Friend        Senior Vice President, General    January 19, 1998
                             Counsel and Assistant
                             Secretary


 -------------------------
   Rodney O. Martin, Jr.     Director                            ________, 1998

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         Signature                        Title                     Date
         ---------                        -----                     ----


 -------------------------
       Jon P. Newton         Director                            ________, 1998


 /s/ Gary D. Reddick
 -------------------------
      Gary D. Reddick        Director                          January 23, 1998


   /s/ William A. Simpson
 -------------------------
     William A. Simpson      Director and President            January 19, 1998
                             (principal executive officer)